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                                                                    EXHIBIT 23.2

    We hereby consent to the use in the Registration Statement on Form S-3 of our report dated August 4, 1997, relating to the financial statements of EMPIRE ENERGY CORPORATION and our report dated October 9, 1996, relating to the financial statements of SYNERGY GROUP INCORPORATED, incorporated by reference from the 1998 Cornerstone Propane Partners, L.P. Form 10-K. We also consent to the reference to us under the heading "Experts" in such Registration Statement.

                                          BAIRD KURTZ & DOBSON

Springfield, Missouri
October 12, 1998